Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Telefónica del Perú, S.A.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Duncan Cary – Barnard, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted by Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2006

/s/ Michael Duncan Cary – Barnard

Name:	Michael Duncan Cary – Barnard
Title:	Chief Executive Officer